UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 16, 2010
FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-2.1
EX-10.1
EX-99.1
EX-99.2
EX-99.3

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     Effective February 19, 2010, FirstMerit Bank, N.A. (“FirstMerit Bank”), a wholly owned subsidiary of FirstMerit Corporation (the “Company”), assumed substantially all the deposits and acquired certain assets and liabilities of George Washington Savings Bank, the subsidiary bank of George Washington Savings Bancorp, from the Federal Deposit Insurance Corporation (the “FDIC), as receiver for George Washington Savings Bank (the “Acquisition”), pursuant to the terms of a purchase and assumption agreement entered into by FirstMerit Bank and the FDIC on February 19, 2010 (the “Agreement”).
     Under the terms of the Agreement, FirstMerit Bank acquired substantially all of the assets and liabilities of George Washington Savings Bank. As of December 31, 2009, George Washington Savings Bank had approximately $412.8 million in total assets, including approximately $330 in loans, and approximately $395.3 million in total deposits. FirstMerit Bank will pay the FDIC a premium of 0.31% to assume all of the deposits of George Washington Savings Bank. In addition to assuming all of the deposits, FirstMerit Bank has agreed to purchase essentially all of the assets of George Washington Savings Bank at a $47.7 million discount.
     As part of the Acquisition, FirstMerit Bank and the FDIC entered into loss sharing agreements with the FDIC that collectively cover approximately $324 million of George Washington Savings Bank’s assets, which include single family residential mortgage loans, commercial real estate and commercial and industrial loans and other commercial assets (collectively referred to as “Covered Assets”). Certain other assets of George Washington Savings Bank were acquired by FirstMerit Bank that are not covered by loss sharing agreements with the FDIC. These assets include marketable securities purchased at fair market value and other tangible assets.
     Pursuant to the terms of the loss sharing agreements, the FDIC is obligated to reimburse FirstMerit Bank for 80% of losses of up to $172 million with respect to covered assets and will reimburse FirstMerit Bank for 95% of losses that exceed $172 million. FirstMerit Bank will reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid FirstMerit Bank 80% reimbursement under the loss sharing agreements, and for 95% of recoveries with respect to losses for which the FDIC paid FirstMerit Bank 95% reimbursement under the loss sharing agreements. The loss sharing agreement applicable to single family residential mortgage loans provides for FDIC loss sharing and FirstMerit Bank reimbursement to the FDIC, in each case as described above, for ten years. The loss sharing agreement applicable to commercial loans and securities provides for FDIC loss sharing for five years and FirstMerit Bank reimbursement to the FDIC for eight years, in each case as described above. Pursuant to the terms of the Agreement, the FDIC will indemnify FirstMerit Bank against claims with respect to liabilities of George Washington Savings Bank not assumed by FirstMerit Bank and certain other types of claims listed in the Agreement.
     The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and certain exhibits attached thereto, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.
     In addition, on February 19, 2010, the Company published a press release and investor presentation concerning the acquisition of George Washington Savings Bank. A copy of the press release and investor presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
     The information set forth under ITEM 1.01 “ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT” is incorporated by reference into this ITEM 2.01.
     In addition, on February 19, 2010, the Company and FirstMerit Bank announced the completion of the previously announced acquisition of certain assets and the transfer of certain liabilities with respect to 24 branches of First Bank, a wholly owned subsidiary of First Banks, Inc., located in the greater Chicago, Illinois area. The acquisition includes the assumption by FirstMerit Bank of approximately $1.2 billion in deposits and the purchase by FirstMerit Bank of $330.4 million of loans and certain other assets of First Bank associated with the acquired branch locations, based on January 31, 2010, financial information, subject to a post-closing confirmation and adjustment. In consideration of the purchase assets and transferred liabilities, FirstMerit Bank will pay to First Bank a 3.50% deposit premium on the total deposits assumed at closing.
     On February 22, 2010, the Company published a press release concerning the completion of the First Bank branch acquisition. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 17, 2010, Richard M. Seaman, a director of the Company and a member of its Compensation Committee, notified the Board of Directors of his intent to retire at the conclusion of his term as director at the 2010 Annual Meeting of Shareholders.
     Additionally, on February 16, 2010, Julie A. Grossi, Executive Vice President — Retail Banking of the Company, notified the Company that her pending resignation would be effective as of March 4, 2010. Previously, Ms. Grossi had submitted notification of her intent to resign from the Company, effective as of March 31, 2010.
     Finally, on February 17, 2010, the Company adopted a retention bonus plan (the “Retention Plan”) for fiscal 2010, in order to further the Company’s employee retention initiatives with regards to key employees. Pursuant to the terms of the Retention Plan, the Company will pay cash bonuses to certain designated executives on June 30 and September 30 of 2010, although any designated executive who voluntarily terminates his or her employment prior to the first anniversary of the grant date will have to return the bonus payment. It is expected that awards under the Retention Plan will be determined on or about March 1, 2010. The foregoing summary of the Retention Plan is not complete and is qualified in its entirety by reference to the full text of the Retention Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
     To the extent that financial statements are required by this Item, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than May 4, 2010.
     (b) Pro Forma Financial Information.
     To the extent that pro forma financial information is required by this Item, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than May 4, 2010.
     (c) Shell Company Transactions.
     Not applicable.
     (d) Exhibits.

Exhibit
Number	Description
2.1	Purchase and Assumption Agreement Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of George Washington Savings Bank, Orland Park, Illinois, the Federal Deposit Insurance Corporation and FirstMerit Bank, N.A., dated as of February 19, 2010.

10.1	FirstMerit Corporation 2010 Retention Bonus Plan.

99.1	Press Release concerning the George Washington Savings Bank acquisition, dated February 19, 2010.

99.2	Investor Presentation concerning the George Washington Savings Bank acquisition, dated February 19, 2010.

99.3	Press Release concerning the First Banks branch acquisition, dated February 22, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: February 22, 2010